UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	August 23, 2005

POSITRON CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Texas (State or Other Jurisdiction of Incorporation)	000-24092 (Commission File Number)	76-0083622 (I.R.S. Employer Identification No.)

1304 Langham Creek Drive, Suite 300, Houston, Texas (Address of Principal Executive Offices)	77084 (Zip Code)

(281) 492-7100
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

By press release dated August 29, 2005, Positron Corporation (the “Company”) announced that it had entered into an agreement with Neusoft Medical Systems Co. Ltd. in Shenyang, People’s Republic of China, to form a joint venture to engage in the production of PET and PET/CT systems. Pursuant to the agreement the Company will transfer and sublicense certain of its PET technology to the joint venture. The agreement is subject to governmental approval in the People’s Republic of China and other closing conditions.

A copy of the press release is attached hereto as Exhibit 99.1

Item 9.01 Financial Statements and Exhibits

      (c) Exhibits

Exhibit 99.1	Press Release.

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

Date: August 29, 2005

POSITRON CORPORATION By: /s/ Gary H. Brooks —————————————— Gary H. Brooks President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description	Page No.
99.1	Press Release	99.1-1